SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2008

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including Exhibits 99.1 and 99.2 to this Form 8-K, is being furnished, not filed, pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K.

On May 12, 2008, MBIA Inc. (“MBIA”) issued a press release announcing its results of operations for the quarter ended March 31, 2008 and a second press release to correct the first quarter revenue included in the earlier press release. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 7.01     REGULATION FD DISCLOSURE.

On May 12, 2008, MBIA posted on its Web site, www.mbia.com, under the section “Selected Exposures,” certain information on its insured structured finance portfolio as well as detailed information on its multi-sector CDO portfolio. The information is posted as “MBIA’s Insured Structured Finance Portfolio” and “MBIA’s Multi-Sector CDO Portfolio” and is presented as of December 31, 2007 and March 31, 2008.

On May 12, 2008, MBIA also posted on its Web site, www.mbia.com, a presentation for the financial results conference call to be held on May 12, 2008 at 2:00 p.m. EDT.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release issued by MBIA Inc. dated May 12, 2008.
99.2  Press Release issued by MBIA Inc. dated May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

Date:	May 12, 2008	By:	/s/ Ram D. Wertheim
Ram D. Wertheim
General Counsel

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated May 12, 2008

Exhibit 99.1	Press Release issued by MBIA Inc. dated May 12, 2008.

Exhibit 99.2	Press Release issued by MBIA Inc. dated May 12, 2008.